================================================================================






                  A Presentation to the Special Committee of the Board of Directors of Lehman / SDI, Inc.


                  Project Sprinter






                  June 19, 1997





                  Confidential

================================================================================
                                                               SMITH BARNEY INC.

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                                  Confidential

            MATERIAL FOR SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                               LEHMAN / SDI, INC.

The following pages contain material that was provided to the Special Committee of the Board of Directors (the "Special Committee") of Lehman / SDI, Inc. (the "Company") by Smith Barney Inc. ("Smith Barney") in the context of meetings of the Special Committee held to evaluate the potential conversion of SunSource, L.P. (the "Partnership") from a publicly traded partnership to a publicly traded corporation. The Company is the general partner of SDI Partners I, L.P., a limited partnership that acts as the general partner of SDI Operating Partners, L.P., which is the operating partnership of SunSource, L.P. The accompanying material was compiled or prepared on a confidential basis solely for use by the Special Committee and not with a view toward public disclosure under state and federal securities laws. The information contained in this material was obtained from the Partnership and other sources. Any estimates and projections for the Partnership contained herein have been prepared by management or are based upon such estimates and projections, and involve numerous and significant subjective determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Special Committee, the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and to the extent the material was not prepared to comply with the disclosure standards set forth under state and federal securities laws and to the extent the material may be used by readers not as familiar with the business and affairs of the Partnership as the Special Committee, neither the Partnership nor Smith Barney nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Board of Directors. Neither the Partnership nor Smith Barney expects to update or otherwise revise the accompanying materials.






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Table of Contents



                                                                             Tab
                                                                             ---
SECTION I
--------------------------------------------------------------------------------

         TRANSACTION SUMMARY.................................................. 1
         SUMMARY FINANCIALS................................................... 2
         VALUATION SUMMARY.................................................... 3
         VALUATION MATRIX..................................................... 4
         ANALYSIS OF CLASS A INTERESTS........................................ 5
         ANALYSIS OF CLASS B INTERESTS........................................ 6
         ANALYSIS OF THE GENERAL PARTNER INTEREST AND THE MANAGEMENT FEE...... 7

APPENDIX
--------------------------------------------------------------------------------

         FINANCIAL COMPARISON OF SELECTED INDUSTRIAL DISTRIBUTING COMPANIES... A







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                                      Tab 1


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Page 1-1
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Transaction Summary

                   -------------------------------------   -----------------------------------------------------------------
                        Existing Security/Interest                New Security/Interest
                   -------------------------------------   -----------------------------------------------------------------
Exchange Offers:   11.100 million Class A Units            Each Class A Unit shall be exchanged for 0.38 shares of Trust
                                                           Preferred Securities (the "Preferred Securities") and $1.30 in
                                                           cash
                   -------------------------------------   -----------------------------------------------------------------
                   21.676 million Class B Units            Each Class B Unit shall be exchanged for 0.25 share of Common
                                                           Stock
                   -------------------------------------   -----------------------------------------------------------------
                   GP rights to 1.99% economic interest    GP shall receive 1.000 million shares of Common Stock for the
                   and Management Fee (collectively, the   GP Interest (0.075 million shares to be held back for a period
                   "GP Interest")                          of 2 years subject to dividend payments on the trust preferred securities)
                   -------------------------------------   -----------------------------------------------------------------

--------------------------------------------------------------------------------

Common Stock:           =  To be listed on the NYSE

                        = Entitled to one vote per share, with Lehman, its affiliates and management agreeing to vote their Excess Voting Shares in the same proportion as shares of common stock owned by unaffiliated persons

                        = Lehman, its affiliates and management will agree not to sell any shares of common stock in a single transaction to a third party which to their knowledge would own after such sale in excess of 10% of the outstanding common stock (15% if such third party is eligible to report the acquisition of such shares on
                           Schedule 13G)


Preferred Securities:   =  Structured as retail trust preferred stock

                        =  To be listed on the NYSE

                        =  11.6% dividend rate payable monthly

                        = 30 year maturity (subject to changes by the Company under certain conditions)

                        = Redeemable after five years at par plus accrued and unpaid distributions

                        = Redeemable at 101% of par = plus accrued and unpaid distributions upon certain Special Events relating to changes in tax treatment


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Transaction Summary

Corporate Governance:   =  9 members of the Board of Directors with Lehman
                           electing 2 directors if they hold 20% or more of the Common Stock (1 director if they hold between 10% and 20%), 3 directors from management and 4 independent directors

                        = Approval of a majority of disinterested directors required for significant corporate actions for three years following the Conversion

                        =  Shareholder rights plan to be implemented






Ownership Structure(1):


                                                   Pre-Conversion                                      Post-Conversion
                   -------------------------------------------------------------      --------------------------------------------
                      Class A Units                              Class B Units                           Common Stock
        Holder        (in millions)               Percent        (in millions)            Percent       ( in millions)    Percent
                   --------------------        -------------   -----------------      -------------    ----------------  ---------

Public                   11.01                     99.2%            11.63                   53.7%            2.95           46.0%
Lehman                    0.00                      0.0%             5.89                   27.2%            2.01           31.4%
Management                0.09                      0.8%             4.14                   19.1%            1.45           22.6%
                         -----                    -----            -----                   -----             ----          -----
   Total                 11.10                    100.0%            21.67                  100.0%            6.41          100.0%



----------
(1) Note that this does not reflect the 1.99% economic interest of the General Partner and assumes that the 75,000 shares to be held back are distributed to the G.P.


Page 1-2

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                                      Tab 2

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                                         Historical
                                            -------------------------------------------------------------------
                                               1993                1994              1995               1996               Adjust.
                                            ----------          ---------         --------          -----------          ---------
INCOME STATEMENT

   Sales(1)                                  $493,437            $558,754          $599,865           $649,544
   Cost of sales                              292,878             331,609           355,004            386,541
                                            ---------            ---------        ---------          ---------           ---------
     Gross profit                             200,559             227,145           244,861            263,003
   Operating expenses                         159,772             177,765           194,917            212,724
   Corporate SG&A                               9,067              11,487            10,263              8,848
                                            ---------            ---------        ---------          ---------           ---------
     EBITDA                                    31,648              37,939            39,314             41,431
   Depreciation                                 3,556               3,249             3,358              3,623
   Amortization                                 2,496               2,143             1,961              1,924
                                            ---------            ---------        ---------          ---------           ---------
     EBIT                                      25,596              32,547            33,995             35,884
   Interest income                                 85                  66               412                 69
   Interest expense                             9,876               9,956             7,332              6,944                448
   Management fee                               3,330               3,330             3,330              3,330             (3,330)
   MIPS dividends                                   0                   0                 0                  0             12,232
   Other income (expense)                         450              (1,496)            1,071                550
                                            ---------            ---------        ---------          ---------           ---------
     EBT                                       12,925              17,831            24,816             26,229             (9,350)
   Income taxes                                   869                 100               537             (1,410)             6,339
                                            ---------            ---------        ---------          ---------           ---------
     Net income                                12,056              17,731            24,279             27,369            (15,496)
   Minority interest in OLP                       187                 298               446                193               (193)
                                            ---------            ---------        ---------          ---------           ---------

     Net income available to common            11,869              17,433            23,833             27,176            (15,689)
   Extraordinary items                          6,637              12,111            20,285                  0              8,100
                                            ---------            ---------        ---------          ---------           ---------
     Adjusted net income                      $18,506             $29,544           $44,118            $27,176           ($23,596)
                                            =========            =========        =========          =========           =========


                                                                   Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
INCOME STATEMENT

   Sales(1)                                  $649,544            $706,080          $766,795           $832,514
   Cost of sales                              386,541             419,175           458,704            500,018
                                            ---------            ---------        ---------          ---------
     Gross profit                             263,003             286,905           308,091            332,497
   Operating expenses                         212,724             228,563           245,203            263,339
   Corporate SG&A                               8,848              11,758            11,401             11,972
                                            ---------            ---------        ---------          ---------
     EBITDA                                    41,431              46,584            51,487             57,186
   Depreciation                                 3,623               3,937             4,278              4,476
   Amortization                                 1,924               2,186             1,877              1,789
                                            ---------            ---------        ---------          ---------
     EBIT                                      35,884              40,461            45,332             50,921
   Interest income                                 69                  50                50                 50
   Interest expense                             7,392               7,955             7,881              7,257
   Management fee                                   0                   0                 0                  0
   MIPS dividends                              12,232              12,232            12,232             12,232
   Other income (expense)                         550                 490               582                590
                                            ---------            ---------        ---------          ---------
     EBT                                       16,879              20,814            25,852             32,072
   Income taxes                                 5,199               9,270            11,531             14,089
                                            ---------            ---------        ---------          ---------
     Net income                                11,680              11,543            14,321             17,983
   Minority interest in OLP                         0                   0                 0                  0
                                            ---------            ---------        ---------          ---------
     Net income available to common            11,680              11,543            14,321             17,983
   Extraordinary items                         (8,100)                  0                 0                  0
                                            ---------            ---------        ---------          ---------
     Adjusted net income                      $ 3,580            $ 11,543          $ 14,321            $17,983
                                            =========            =========        =========          =========




                                                   Projected Pro Forma
                                            ------------------------------------
                                               2000                2001
                                            ---------           ---------
INCOME STATEMENT

   Sales(1)                                 $903,735             $981,750
   Cost of sales                             544,063              592,736
                                            ---------           ---------
     Gross profit                            359,672              389,015
   Operating expenses                        283,016              306,330
   Corporate SG&A                             13,569               13,199
                                            ---------           ---------
     EBITDA                                   63,087               69,486
   Depreciation                                4,644                4,832
   Amortization                                1,788                1,788
                                            ---------           ---------
     EBIT                                     56,655               62,866
   Interest income                                50                   50
   Interest expense                            6,410                5,301
   Management fee                                  0                    0
   MIPS dividends                             12,232               12,232
   Other income (expense)                        596                  602
                                            ---------           ---------
     EBT                                      38,659               45,985
   Income taxes                               16,947               20,183
                                            ---------           ---------
     Net income                               21,712               25,802
   Minority interest in OLP                        0                    0
                                            ---------           ---------
     Net income available to common           21,712               25,802
   Extraordinary items                             0                    0
                                            ---------           ---------
     Adjusted net income                     $21,712              $25,802
                                            =========           =========

---------------------------------
Source: Company Consolidated July 1996 Projections
(1) Includes commission income.


                                    Page 2-1

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                                          Historical
                                            -------------------------------------------------------------------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  1,327            $  4,903          $  5,900           $  1,666
   Accounts receivable                         80,006              77,521            75,824             78,578
   Inventories                                 95,617              92,653            96,022            102,396
   Other current assets                         5,294               6,703             4,742              4,672
                                            ---------            ---------        ---------          ---------            ------
    Total                                     182,244             181,780           182,488            187,312

   Net PP&E                                    29,629              27,514            20,181             21,409
   Net intangibles                             59,446              50,935            45,562             43,703            14,829
   Deferred income taxes                        1,410               2,144             2,844              5,007             9,200
   Other assets                                   764               3,813             3,516              5,124
                                            ---------            ---------        ---------          ---------            ------
   Total assets                              $273,493            $266,186          $254,591           $262,555           $24,029
                                            =========            =========        =========          =========            ======
Liabilities and Equity
   Accounts payable                          $ 50,333            $ 44,435          $ 42,437           $ 48,557
   Other current liabilities                   30,090              39,219            35,062             28,909            (8,025)(2)
                                            ---------            ---------        ---------          ---------            ------
    Total current liabilities                  80,423              83,654            77,499             77,466            (8,025)

   Total Debt(1)                              113,915              96,847            73,082             77,604            37,555
   Deferred compensation plan                   5,363               6,398             7,829              8,644
   Other liabilities                              910                  68             1,238              4,222

   MIPS                                             0                   0                 0                  0           105,446
   Common shareholders equity                       0                   0                 0                  0           (16,328)
   Partners equity                             72,882              79,219            94,943             94,619           (94,619)
                                            ---------            ---------        ---------          ---------            ------
    Total liabilities & equity               $273,493            $266,186          $254,591           $262,555           $24,029
                                            =========            =========        =========          =========            ======

                                                                     Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  1,666            $  1,666          $  1,666           $  1,666
   Accounts receivable                         78,578              85,712            92,820             99,736
   Inventories                                102,396             111,021           118,194            126,126
   Other current assets                         4,672               4,735             5,043              5,353
                                            ---------            ---------        ---------          ---------
    Total                                     187,312             203,134           217,723            232,881

   Net PP&E                                    21,409              22,244            22,976             23,700
   Net intangibles                             58,532              56,346            54,469             52,680
   Deferred income taxes                       14,207              13,927            13,689             13,429
   Other assets                                 5,124               7,124            10,124             13,124
                                            ---------            ---------        ---------          ---------
   Total assets                              $286,584            $302,775          $318,981           $335,814
                                            =========            =========        =========          =========
Liabilities and Equity
   Accounts payable                          $ 48,557            $ 52,441          $ 58,055           $ 63,511
   Other current liabilities                   20,884              24,603            26,423             28,394
                                            ---------            ---------        ---------          ---------
    Total current liabilities                  69,441              77,044            84,479             91,905

   Total Debt(1)                              115,159             114,089           105,174             93,082
   Deferred compensation plan                   8,644              10,323            13,765             17,381
   Other liabilities                            4,222                 657             1,580              1,480

   MIPS                                       105,446             105,446           105,446            105,446
   Common shareholders equity                 (16,328)             (4,784)            9,537             27,520
   Partners equity                                  0                   0                 0                  0
                                            ---------            ---------        ---------          ---------
    Total liabilities & equity               $286,584            $302,775          $318,981           $335,814
                                            =========            =========        =========          =========

                                                   Projected Pro Forma
                                            ------------------------------------
                                               2000                2001
                                            ---------           ---------
BALANCE SHEET

Assets:
   Cash & equivalents                        $  1,666            $  1,666
   Accounts receivable                        108,273             117,675
   Inventories                                134,522             143,027
   Other current assets                         5,608               5,878
                                            ---------            ---------
    Total                                     250,069             268,246

   Net PP&E                                    24,281              24,724
   Net intangibles                             50,892              49,104
   Deferred income taxes                       13,174              12,958
   Other assets                                16,124              19,124
                                            ---------            ---------
   Total assets                              $354,540            $374,156
                                            =========            =========
Liabilities and Equity
   Accounts payable                          $ 69,633            $ 76,397
   Other current liabilities                   31,433              33,851
                                            ---------            ---------
    Total current liabilities                 101,066             110,248

   Total Debt(1)                               77,239              57,984
   Deferred compensation plan                  21,177              25,163
   Other liabilities                              380                 280

   MIPS                                       105,446             105,446
   Common shareholders equity                  49,232              75,035
   Partners equity                                  0                   0
                                            ---------            ---------
    Total liabilities & equity               $354,540            $374,156
                                            =========            =========

-----------------------------------
(1) Includes current portion.
(2) Represents distribution and management fees payable (balance as of 1995 year end.)


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

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                                         Historical
                                            -------------------------------------------------------------------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net Income                                 $18,506             $29,544           $44,118            $27,176             ($23,596)
  Provision for deferred compensation            721               3,187             2,340              1,079                    0
  Deferred taxes                                 208                (734)             (700)                 0                  298
  Depreciation                                 3,556               3,249             3,358              3,623                    0
  Amortization                                 2,496               2,143             1,961              1,924                    0
  Minority Interest                              187                 298               446                193                 (193)
  Extraordinary loss                               0                   0               629                  0                    0
  Other                                          783              (5,770)          (20,410)                 0                    0
  Changes in working capital                  (2,886)            (14,213)          (14,690)            (9,091)              (8,025)
                                            ---------           ---------         ---------          ---------            ---------
    Net cash from operations                  23,571              17,704            17,052             24,904              (31,516)
                                            ---------           ---------         ---------          ---------            ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (3,734)             (4,263)           (4,299)            (3,354)
  Other                                          439              27,513            35,085                  0
                                            ---------           ---------         ---------          ---------            ---------
    Net cash used by investing                (3,295)             23,250            30,786             (3,354)                    0
                                            ---------           ---------         ---------          ---------            ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                   0                 0                  0                     0
  Issuance of subordinated notes                   0                   0                 0                  0                     0
  Bank debt borrowings (paydowns)                  0                   0                 0                  0                67,854
  Revolver/other borrowings (paydowns)        (4,801)            (11,321)              (21)               (83)               33,634
  Repayment of senior notes                        0              (5,700)          (19,600)            (6,676)              (63,934)
  Repayment of subordinated notes                  0                   0                 0                  0                     0
  Issuance of common stock                         0                   0                 0                  0               112,331
  Issuance of MIPS                                 0                   0                 0                  0               105,446
  Retirement of common stock                       0                                     0                  0
  Retirement of preferred stock                    0                   0                 0                  0
  Retirement of Class A interests                  0                   0                 0                  0              (119,875)
  Retirement of Class B interests                  0                   0                 0                  0               (94,831)
  Retirement of GP interest                        0                   0                 0                  0                (1,935)
  Retirement of management fee                     0                   0                 0                  0               (15,565)
  Distributions/Dividends                    (14,940)            (20,357)          (27,218)           (13,391)               13,391
  Investments in Rabbi Trust                       0                   0                 0             (1,400)
  Transaction costs                                0                   0                 0                  0                (5,000)
  Other                                           47                   0                 0                  0
                                            ---------           ---------         ---------          ---------            ---------
   Net cash used by financing                (19,694)            (37,378)          (46,839)           (21,550)               31,516
                                            ---------           ---------         ---------          ---------            ---------
  Cash increase(decrease)                       $582              $3,576              $999                 $0                    $0
                                            =========           =========         =========          =========            =========



                                                                   Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net income                                 $ 3,580             $11,543           $14,321            $17,983
  Provision for deferred compensation          1,079               1,679             3,442              3,616
  Deferred taxes                                 298                 280               238                260
  Depreciation                                 3,623               3,937             4,278              4,476
  Amortization                                 1,924               2,186             1,877              1,789
  Minority Interest                                0                   0                 0                  0
  Extraordinary loss                               0                   0                 0                  0
  Other                                            0              (3,565)              (77)              (100)
  Changes in working capital                 (17,116)             (8,218)           (7,155)            (7,732)
                                            ---------           ---------         ---------          ---------
    Net cash from operations                  (6,612)              7,842            16,924             20,292
                                            ---------           ---------         ---------          ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (3,354)             (4,772)           (5,010)            (5,200)
  Other                                            0                   0                 0                  0
                                            ---------           ---------         ---------          ---------
    Net cash used by investing                (3,354)             (4,772)           (5,010)            (5,200)
                                            ---------           ---------         ---------          ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                   0                 0                  0
  Issuance of subordinated notes                   0                   0                 0                  0
  Bank debt borrowings (paydowns)             67,854              (1,070)           (8,914)           (12,092)
  Revolver/other borrowings (paydowns)        33,551                   0                 0                  0
  Repayment of senior notes                  (70,610)                  0                 0                  0
  Repayment of subordinated notes                  0                   0                 0                  0
  Issuance of common stock                   112,331                   0                 0                  0
  Issuance of MIPS                           105,446                   0                 0                  0
  Retirement of common stock                       0                   0                 0                  0
  Retirement of preferred stock                    0                   0                 0                  0
  Retirement of Class A interests           (119,875)                  0                 0                  0
  Retirement of Class B interests            (94,831)                  0                                    0
  Retirement of GP interest                   (1,935)                  0                 0                  0
  Retirement of management fee               (15,565)                  0                 0
  Distributions/Dividends                          0                   0                 0                  0
  Investments in Rabbi Trust                  (1,400)             (2,000)           (3,000)            (3,000)
  Transaction costs                           (5,000)                  0                 0                  0
  Other                                            0                   0                 0                  0
                                            ---------           ---------         ---------          ---------
   Net cash used by financing                  9,966              (3,070)          (11,914)           (15,092)
                                            ---------           ---------         ---------          ---------
  Cash increase(decreasc)                     $    0                  $0                $0                 $0
                                            =========           =========         =========          =========



                                                   Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CASH FLOW STATEMENT

Cash Flow From Operations:
  Net income                                 $21,712              $25,802
  Provision for deferred compensation          3,796                3,986
  Deferred taxes                                 255                  216
  Depreciation                                 4,644                4,832
  Amortization                                 1,788                1,788
  Minority Interest                                0                    0
  Extraordinary loss                               0                    0
  Other                                         (100)                (100)
  Changes in working capital                  (8,027)              (8,995)
                                            ---------           ---------
    Net cash from operations                  24,069               27,529
                                            ---------           ---------
Cash Flow From Investing Activities:
  Capital expenditures                        (5,225)              (5,275)
  Other                                            0                    0
                                            ---------           ---------
    Net cash used by investing                (5,225)              (5,275)
                                            ---------           ---------
Cash Flows From Financing Activities:
  Issuance of senior notes                         0                    0
  Issuance of subordinated notes                   0                    0
  Bank debt borrowings (paydowns)            (15,844)             (19,254)
  Revolver/other borrowings (paydowns)             0                    0
  Repayment of senior notes                        0                    0
  Repayment of subordinated notes                  0                    0
  Issuance of common stock                         0                    0
  Issuance of MIPS                                 0                    0
  Retirement of common stock                       0                    0
  Retirement of preferred stock                    0                    0
  Retirement of Class A interests                  0                    0
  Retirement of Class B interests                  0                    0
  Retirement of GP interest                        0                    0
  Retirement of management fee                     0                    0
  Distributions/Dividends                          0                    0
  Investments in Rabbi Trust                  (3,000)              (3,000)
  Transaction costs                                0                    0
  Other                                            0                    0
                                            ---------           ---------
   Net cash used by financing                (18,844)             (22,254)
                                            ---------           ---------
  Cash increase(decrease)                         $0                   $0
                                            =========           =========


                                    Page 2-3

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)

                                                               Historical
                                            -------------------------------------------------------------------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                             --                 13.2%             7.4%                8.3%
  EBITDA growth                                 --                 19.9%             3.6%                4.4%
  EBIT growth                                   --                 27.2%             4.4%                4.4%
  Net income growth                             --                 46.9%            36.7%               12.3%

Margin assumptions
  Gross margin                                40.6%                40.7%            40.8%               40.5%
  Operating expenses as a % of sales          32.4%                31.8%            32.5%               32.7%
  SG&A as a % of sales                         1.8%                 2.1%             1.7%                1.4%
  EBITDA margin                                6.4%                 6.8%             6.6%                6.4%
  Taxes as a % of EBT                            NM                   NM               NM               (4.3)%
  Net income margin                            4.1%                 5.3%             6.7%                7.0%

Working capital assumptions
  Days receivable                             59.2                 50.6             46.1                44.2
  Inventory turns                              3.1                  3.6              3.7                 3.8
  Other current assets (% sales)               1.1%                 1.2%             0.8%                0.7%
  Days payables                                 --                 49.4             43.2                45.1
  Other current liabilities (% of sales)       6.1%                 7.0%             5.8%                4.5%
  Capex/depreciation                           1.1x                 1.3x             1.3x                0.9x

Segment revenue contribution analysis
  Technology services                         45.5%                46.6%            47.6%               46.1%
  Kar Products / A&H Bolt                     20.1%                19.1%            19.0%               18.7%
  SIMCO / Special-T Metals                     3.8%                 3.8%             4.1%                5.4%
  Hillman Fasteners                           11.5%                13.0%            14.1%               15.9%
  Harding Glass Industries                    19.2%                17.4%            15.3%               13.9%
                                            --------             --------         --------            --------
                                             100.0%               100.0%           100.0%              100.0%


                                                                       Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                            8.3%                 8.7%             8.6%                8.6%
  EBITDA growth                                4.4%                12.4%            10.5%               11.1%
  EBIT growth                                  4.4%                12.8%            12.0%               12.3%
  Net income growth                          (51.7%)               (1.2)%           24.1%               25.6%

Margin assumptions
  Gross margin                                40.5%                40.6%            40.2%               39.9%
  Operating expenses as a % of sales          32.7%                32.4%            32.0%               31.6%
  SG&A as a % of sales                         1.4%                 1.7%             1.5%                1.4%
  EBITDA margin                                6.4%                 6.6%             6.7%                6.9%
  Taxes as a % of EBT                         30.8%                44.5%            44.6%               43.9%
  Net income margin                            3.0%                 2.8%             3.1%                3.6%

Working capital assumptions
  Days receivable                             44.2                 44.3             44.2                43.7
  Inventory turns                              3.8                  3.8              3.9                 4.0
  Other current assets (% sales)               0.7%                 0.7%             0.7%                0.6%
  Days payables                               45.1                 44.7             45.5                45.6
  Other current liabilities (% of sales)       4.5%                 3.5%             3.4%                3.4%
  Capex/depreciation                           0.9x                 1.2x             1.2x                1.2x

Segment revenue contribution analysis
  Technology services                         46.1%                45.1%            44.2%               43.3%
  Kar Products / A&H Bolt                     18.7%                18.1%            17.6%               17.2%
  SIMCO / Special-T Metals                     5.4%                 6.7%             7.9%                9.0%
  Hillman Fasteners                           15.9%                16.8%            17.6%               18.2%
  Harding Glass Industries                    13.9%                13.3%            12.7%               12.3%
                                            --------             --------         --------            --------
                                             100.0%               100.0%           100.0%              100.0%




                                                 Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CONSOLIDATED

Growth rate assumptions
  Sales growth rate                           8.6%                 8.6%
  EBITDA growth                              10.3%                10.1%
  EBIT growth                                11.3%                11.0%
  Net income growth                          20.7%                18.8%

Margin assumptions
  Gross margin                               39.8%                39.6%
  Operating expenses as a % of sales         31.3%                31.2%
  SG&A as a % of sales                        1.5%                 1.3%
  EBITDA margin                               7.0%                 7.1%
  Taxes as a % of EBT                        43.8%                43.9%
  Net income margin                           4.0%                 4.4%

Working capital assumptions
  Days receivable                            43.7                 43.7
  Inventory turns                             4.0                  4.1
  Other current assets (% sales)              0.6%                 0.6%
  Days payables                              46.0                 46.4
  Other current liabilities (% of sales)      3.5%                 3.4%
  Capex/depreciation                          1.1x                 1.1x

Segment revenue contribution analysis
  Technology services                        42.5%                41.6%
  Kar Products / A&H Bolt                    16.9%                16.7%
  SIMCO / Special-T Metals                    9.9%                11.0%
  Hillman Fasteners                          18.8%                19.2%
  Harding Glass Industries                   11.9%                11.6%
                                           --------             --------
                                           100.0%                100.0%



                                    Page 2-4

CONFIDENTIAL / DRAFT                                       Assumes Corporate Conversion                             Project Sprinter
------------------------------------------------------------------------------------------------------------------------------------
SunSource L.P. 5 Year Projections

(Dollars in thousands, except for per share amounts)


                                                                        Historical
                                            -------------------------------------------------------------------
                                               1993                1994              1995               1996                 Adjust.
                                            ----------          ---------         --------          -----------            ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                        $80,006             $77,521          $75,824            $ 78,578
  Inventory                                   95,617              92,653           96,022             102,396
  Other current assets                         5,294               6,703            4,742               4,672
  Accounts payable                            50,333              44,435           42,437              48,557
  Other current liabilities                   30,090              39,219           35,062              28,909               (8,025)

  Change in Working Capital                                       (7,271)           5,866               9,091                8,025

Leverage ratios
  Total debt / EBITDA                           3.6x                2.6x             1.9x                1.9x
  Total debt + pref / EBITDA                      NA                  NA               NA                  NA
  Total debt / book capitalization             61.0%               55.0%            43.5%               45.1%
  (Total debt + pref.) / book capitalization      NA                  NA               NA                  NA

  EBITDA / interest                             3.2x                3.8x             5.4x                6.0x
  EBITDA / (interest +Class A)                  1.4x                1.7x             2.0x                2.2x
  EBITDA / (int.+Class A+Mgmt Fee)              1.2x                1.5x             1.7x                1.8x
  EBITDA / (interest+Preferred)                   NA                  NA               NA                  NA
  EBITDA /(senior int.)                           NA                  NA               NA                6.6x

  (EBITDA-capex) / interest                     2.8x                3.4x             4.8x                5.5x
  (EBITDA-capex) / (interest +Class A)          1.3x                1.5x             1.8x                2.0x
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)     1.1x                1.3x             1.5x                1.7x
  (EBITDA-capex) / (int. +preferred)            2.8x                3.4x             4.8x                5.5x
  (EBITDA-capex) / (senior int.)                  NA                  NA               NA                  NA




                                                                    Projected Pro Forma
                                            ------------------------------------------------------------------
                                               1996                1997              1998               1999
                                            ---------            ---------        ---------          ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                       $ 78,578             $ 85,712         $ 92,820           $ 99,736
  Inventory                                  102,396              111,021          118,194            126,126
  Other current assets                         4,672                4,735            5,043              5,353
  Account% payable                            48,557               52,441           58,055             63,511
  Other current liabilities                   20,884               24,603           26,423             28,394

  Change in Working Capital                   17,116                8,218            7,155              7,732

Leverage ratios
  Total debt / EBITDA                           2.8x                 2.4x             2.0x               1.6x
  Total debt + pref / EBITDA                    5.3x                 4.7x             4.1x               3.5x
  Total debt / book capitalization             56.4%                53.1%            47.8%              41.2%
  (Total debt + pref.) / book capitalization  108.0%               102.2%            95.7%              87.8%

  EBITDA / interest                             5.6x                 5.9x             6.5x               7.9x
  EBITDA / (interest +Class A)                    NA                   NA               NA                 NA
  EBITDA / (int.+Class A+Mgmt Fee)                NA                   NA               NA                 NA
  EBITDA / (interest+Preferred)                 2.1x                 2.3x             2.6x               2.9x
  EBITDA /(senior int.)                         8.6x                 8.4x             9.4x              11.7x

  (EBITDA-capex) / interest                     5.2x                 5.3x             5.9x               7.2x
  (EBITDA-capex) / (interest +Class A)            NA                   NA               NA                 NA
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)       NA                   NA               NA                 NA
  (EBITDA-capex) / (int. +preferred)            1.9x                 2.1x             2.3x               2.7x
  (EBITDA-capex) / (senior int.                 7.9x                 7.5x             8.5x              10.7x




                                                 Projected Pro Forma
                                            -----------------------------
                                               2000                2001
                                            ---------           ---------
CONSOLIDATED CONT'D

Consolidated working capital
  Accounts receivable                        $108,273            $117,675
  Inventory                                   134,522             143,027
  Other current assets                          5,608               5,878
  Account% payable                             69,633              76,397
  Other current liabilities                    31,433              33,851

  Change in Working Capital                     8,027               8,995

Leverage ratios
  Total debt / EBITDA                            1.2x                0.8x
  Total debt + pref / EBITDA                     2.9x                2.4x
  Total debt / book capitalization              33.3%               24.3%
  (Total debt + pref.) / book capitalization    78.8%               68.5%

  EBITDA / interest                              9.8x               13.1x
  EBITDA / (interest +Class A)                     NA                  NA
  EBITDA / (int.+Class A+Mgmt Fee)                 NA                  NA
  EBITDA / (interest+Preferred)                  3.4x                4.0x
  EBITDA /(senior int. )                        15.7x               23.8x

  (EBITDA-capex) / interest                      9.0x               12.1x
  (EBITDA-capex) / (interest +Class A)             NA                  NA
  (EBITDA-capex) / (int.+Class. A+Mgmt Fee)        NA                  NA
  (EBITDA-capex) / (int. +preferred)             3.1x                3.7x
  (EBITDA-capex) / (senior int.                 14.4x               22.0x



                                    Page 2-5

                                                                Project Sprinter
--------------------------------------------------------------------------------







                                     Tab 3

                                                                Project Sprinter
--------------------------------------------------------------------------------

Valuation Summary

o Valuation parameters of Company based on current management projections and assuming corporate conversion



                                  --------------------------------------------------------------------------

                                                                     ------
                                                                     |    |
12/10/96 Trading Value                                               |    |
                                                                     ------


                                                                           --------------------
                                                                           |                  |
Comparable Trading Multiples                                               |                  |
                                                                           --------------------



                                                                                ---------------------
DCF (EBITDA multiples)                                                          |                   |
                                                                                |                   |
                                                                                ---------------------


                                  --------------------------------------------------------------------------

                                       $150      $200      $250      $300      $350      $400      $450

                                                                   Enterprise Value ($ MM)



                                    Page 3-1



Page 3-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary

Multiple Valuation Analysis:  Assuming Corporate Conversion


Based on Comparable Trading Multiples(1)

                                                                                                                      Per Share
                                Multiple Range(2)  Total Enterprise Value                    Total Equity Value      Equity Value
                              -------------------  -----------------------        Net        -------------------    ----------------
                     Value      Mean      Median     Mean         Median      Debt & Pref.    Mean       Median      Mean    Median
                   ---------  -------    --------  ---------    ----------   -------------   -------    --------    ------  --------
LTM EBITDA          $42,665     7.4x       7.1x     $315,721     $302,922       $218,939     $96,782     $83,983   $15.08   $13.08
FY+1 EBITDA          46,584     6.8x       6.8x      316,771      316,771        218,939      97,833      97,833   $15.24   $15.24
FY+2 EBITDA          51,487     6.2x       6.3x      319,222      324,370        218,939     100,283     105,432   $15.62   $16.42

LTM Net Income      $10,452    14.3x      14.3x     $368,404     $368,404       $218,939    $149,466    $149,466   $23.28   $23.28
FY+1 Net Income      11,543    13.2x      13.9x      371,312      379,392        218,939     152,373     160,454   $23.74   $25.00
FY+2 Net Income      14,321    11.7x      12.5x      386,499      397,956        218,939     167,560     179,017   $26.10   $27.89

----------------------------------
(1) Based on comparable companies: APZ, BMCW, BER, CABP, HUG, LAWS, NCH, and RXL.
(2) As of 6/16/97 and LTM ended 3/31/97.
(3) Reflects the reverse stock split.






Page 3-2

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Summary


Unlevered DCF Valuation Analysis: Assuming Corporate Conversion using Terminal Values Based off of 2001 EBITDA



                                                                           Projected
                              ---------------------------------------------------------------------------------------
                                  1997               1998              1999                2000               2001
                              ----------         ----------        ----------         -----------          ----------
Sales                          $706,080           $766,795          $832,514            $903,735            $981,750
EBITDA                           46,584             51,487            57,186              63,087              69,486
EBIT                             40,461             45,332            50,921              56,655            $ 62,866
Management Fee*                  (2,498)                 0                 0                   0                   0
Income Taxes*                    (3,796)           (18,133)          (20,368)            (22,662)            (25,146)
                              ----------         ----------        ----------         -----------          ----------
   Unlevered Net Income          34,167             27,199            30,552              33,993              37,720
D&A                               6,123              6,155             6,265               6,432               6,620
Capital expenditures             (4,772)            (5,010)           (5,200)             (5,225)             (5,275)
Investment in Rabbi Trust        (2,000)            (3,000)           (3,000)             (3,000)             (3,000)
Changes in working capital       (8,218)            (7,155)           (7,732)             (8,027)             (8,995)
                              ----------         ----------        ----------         -----------          ----------
   Free Cash Flow              $ 25,300           $ 18,189          $ 20,886            $ 24,173            $ 27,069
                              ==========         ==========        ==========         ===========          ==========

* Assumes that the Partnership consummates conversion as of 9/30/97


Discounted Free Cash Flows(1)

    Discount            PV of free
     Rate               cash flows
   ---------           ------------
      9.0%               $93,301
     10.0%                91,291
     11.0%                89,358


Cap. Structure Adj.

                        Pro forma
                         12/31/96
                       -----------
   Total debt           $115,159
   Class A's                   0
   MIPS                  105,446
   Cash                   (1,666)
                       -----------
   Total                $218,939
                       ===========




Discounted Terminal Value
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%          $270,966              $293,547           $316,127            $338,708
          10.0%           258,871               280,444            302,017             323,589
          11.0%           247,419               268,037            288,655             309,273

Total Enterprise Value (TEV)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%          $364,267              $386,848           $409,428            $432,009
          10.0%           350,163               371,735            393,308             414,880
          11.0%           336,777               357,395            378,013             398,632

Common Equity Value
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%           $145,329             $167,909           $190,490            $213,070
          10.0%            131,224              152,797            174,369             195,942
          11.0%            117,838              138,457            159,075             179,693


Common Equity Value allocated to Class B Units(2)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
          9.0%          $122,688               $141,751           $160,814            $179,877
         10.0%           110,781                128,993            147,205             165,417
         11.0%            99,481                116,887            134,293             151,699


Per Share Common Equity Value allocated to Class B Units(2)
                                           EBITDA exit multiple
          Discount       -----------------------------------------------------------------------
           Rate             6.0x                6.5x               7.0x                7.5x
        ---------        ---------            -----------        ----------          -----------
           9.0%            $22.64              $26.16             $29.68              $33.19
          10.0%            $20.44              $23.80             $27.16              $30.53
          11.0%            $18.36              $21.57             $24.78              $27.99

------------------------------

(1) Discounted back to 1/1/97, assuming mid-year convention.
(2) Represents the value of the common stock to be received after taking into account the reverse stock split.






Page 3-3

                                                                Project Sprinter
--------------------------------------------------------------------------------
















                                      Tab 4

                                                                Project Sprinter
--------------------------------------------------------------------------------
Valuation Matrix

o Based upon the valuation analysis described in Tab 3, the range of post conversion per share values for the common stock is $20.00 - $28.00.



                                 SDP Class B
                                  12/10/96                                    Assumed Value per Share
------------------------------------------------------------------------------------------------------------------------------------
Price Per Share                    $4.38     $5.00     $5.25      $5.50     $5.75     $6.00     $6.25     $6.50     $6.75     $7.00

Premium                                      14.3%     20.0%      25.7%     31.4%     37.1%     42.9%     48.6%     54.3%     60.0%

----------------------------
Shares Outstanding   25,676
----------------------------
Equity Value                    $112,331  $128,379  $134,798  $141,217  $147,636  $154,054  $160,473  $166,892  $173,311  $179,730

Plus: Debt (Pro Forma 12/31/96)  115,159   115,159   115,159   115,159   115,159   115,159   115,159   115,159   115,159   115,159

Plus: MIPS (Pro Forma 12/31/96)  105,446   105,446   105,446   105,446   105,446   105,446   105,446   105,446   105,446   105,446

Less: Cash (Pro Forma 12/31/96)    1,666     1,666     1,666     1,666     1,666     1,666     1,666     1,666     1,666     1,666
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Enterprise Value                $331,270  $347,317  $353,736  $360,155  $366,574  $372,993  $379,412  $385,831  $392,250  $398,669
                                ========  ========  ========  ========  ========  ========  ========  ========  ========  ========



               Pro Forma
               Financial                                                                                 Comparable Company
               Statistic                                 Enterprise Value                                      Ranges(2)
              -----------  ----------------------------------------------------------------------------- -------------------
EBITDA                                                                                                      Median   Mean
                                                                                                         ---------- --------
 LTM(1)         $42,665     7.8x    8.1x    8.3x    8.4x    8.6x    8.7x    8.9x    9.0x    9.2x    9.3x     7.1x    7.4x
 1997E           46,584     7.1x    7.5x    7.6x    7.7x    7.9x    8.0x    8.1x    8.3x    8.4x    8.6x     6.8x    6.8x
 1998E           51,487     6.4x    6.7x    6.9x    7.0x    7.1x    7.2x    7.4x    7.5x    7.6x    7.7x     6.3x    6.2x

                                                         Equity Value
Net Income                 -----------------------------------------------------------------------------
 LTM(1)          10,452    10.7x   12.3x   12.9x   13.5x   14.1x   14.7x   15.4x   16.0x   16.6x   17.2x    14.3x   14.3x
 1997E           11,543     9.7x   11.1x   11.7x   12.2x   12.8x   13.3x   13.9x   14.5x   15.0x   15.6x    13.9x   13.2x
 1998E           14,321     7.8x    9.0x    9.4x    9.9x   10.3x   10.8x   11.2x   11.7x   12.1x   12.5x    12.5x   11.7x

-------------------------
(1) LTM ended 3/31/97.
(2) Based on comparable companies: APZ, B, BMCW, CABP, HUG, LAWS, NCH, and RXL as of 6/16/97.





Page 4-1

                                                                Project Sprinter
--------------------------------------------------------------------------------















                                      Tab 5

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of Class A Interests


Value of Class A Limited Partnership Interests:
(In millions, except for per share/unit data)


o     Pre-Announcement market value:

                                                                                                                    Year Ended
                                                                                                                     12/10/96
                                                                                             12/10/96               High / Low
                                                                                       ---------------------   ---------------------
        Class A units outstanding                            11.100
        Market price (as of 12/10/96)                        $10.38          Yield                   10.60%          9.36% / 10.73%
                                                    ----------------
                 Total market value                          $115.2          Price                   $10.38         $11.75 / $10.25


o The Partnership Agreement provides that upon liquidation of the Partnership, holders of Class A Units will receive $10.00 per unit. In a negotiated transaction, it is likely that holders of the Class A Units would require a premium to liquidation value before agreeing to have their security retired. The table below computes the value of each Class A Unit, prior to any such premium, assuming the units are retired at $10.00 per unit at different points in time.


                                Discount
                                  Rate                  6/30/97                6/30/98                6/30/02            6/30/37
                            ------------------     ------------------     -----------------      -----------------  ---------------

    Total value                    9.5%                  $111.0                $112.6                 $117.6            $128.1
      per share                                          $10.00                $10.16                 $10.60            $11.54

    Total value                   10.5%                  $111.0                $111.5                 $113.2            $116.2
      per share                                          $10.00                $10.05                 $10.19            $10.47

    Total value                   11.5%                  $111.0                $110.5                 $108.9            $106.2
      per share                                          $10.00                 $9.95                  $9.81             $9.57

Page 5-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
 Analysis of Class A Interests

o Pursuant to the Term Sheet, the Class A Interests are being offered 0.38 shares of Preferred Securities and $1.30 in cash (the "Class A Consideration"). The value of the Class A Consideration was compared to the value of the Class A Interests described on page 5-1

o The Preferred Securities were analyzed in relation to the trading value of the Class A Interests

o The change from no call life to a call in five years at par would have the following effect on yield:

Pre-Announcement Trading Price of Class A Interest   $10.38        Pre-Announcement Yield on Class A Interest         10.60%
11% Annual Dividend                                   $1.10        Increase for Change in Call Protection(1)           0.93%
                                                                                                                  -------------
                                                                        Resulting Yield                               11.53%

o For illustrative purposes, assuming the Preferred Securities trade to yield 11.53%, the value to be received by a holder of a Class A Interest would be calculated as follows:

Liquidation Value per Share                                   $25.00
11.6% Annual Dividend                                          $2.90
Assumed Yield                                                 11.53%
Implied Price                                                 $25.15
Shares for each Class A Unit                                    0.38
                                                      ----------------
Implied value for each Class A Unit                            $9.56
Cash for each Class A Unit                                      1.30
                                                      ----------------
     Total Consideration                                      $10.86


o In addition to the changes in dividend rate and call protection, the following factors, among others, were also considered in analyzing the differences between the Preferred Securities and the Class A Interests:

      =     Market risk associated with the Preferred Securities
      =     Changes in other terms of the securities (e.g., potential for a 5 year dividend holiday)
      =     Changes in corporate governance (e.g., holders of Class A Interests could vote on removal of the General Partner or on significant transactions such as mergers or liquidations)

o In comparing the value of the Class A Consideration with the value of the Class A Interests, the potential payment of taxes by holders of Class A Interests in the Conversion and the amount of monthly distributions payable were also considered



----------
(1) Based upon treasury yield curve as of December 6, 1996, interest rate volatility of 9% and a 40 year maturity.

Page 5-2

                                                               Project Sprinter
-------------------------------------------------------------------------------

Analysis of Class A Interests


o   Consideration to holders of Class A Interests:


                               Yield to                                                  Yield to
                             Call Price(1)            Cash               Value         Maturity Price         Cash           Value
                             -------------       -------------       -----------      ----------------     ---------     ----------

                9.50%             $10.29               $1.30             $11.59            $11.48            $1.30          $12.78
Trading Yield   9.75%              10.19                1.30              11.49             11.20             1.30           12.50
of Preferred   10.00%              10.10                1.30              11.40             10.94             1.30           12.24
 Securities    10.25%              10.00                1.30              11.30             10.69             1.30           11.99
               11.50%               9.91                1.30              11.21             10.45             1.30           11.75
               10.75%               9.81                1.30              11.11             10.22             1.30           11.52
               11.00%               9.72                1.30              11.02             10.00             1.30           11.30
               11.25%               9.63                1.30              10.93              9.79             1.30           11.09
               11.50%               9.54                1.30              10.84              9.58             1.30           10.88
               11.75%               9.45                1.30              10.75              9.38             1.30           10.68
               12.00%               9.36                1.30              10.66              9.19             1.30           10.49
               12.25%               9.27                1.30              10.57              9.01             1.30           10.31
               12.50%               9.18                1.30              10.48              8.83             1.30           10.13







------------------------------------
(1) Assumes a five year call at par.



                                                                     SMITHBARNEY

Page 5-3

                                                               Project Sprinter
-------------------------------------------------------------------------------
Analysis of Class A Interests

Recent Trading Performance of the Class A Limited Partnership Interest:

                                     Price / Volume Analysis for SunSource, L.P. Class A Units

                                                     December 7, 1995 - Present
    140,000--------------------------------------------------------------------------------------------------------------$12.00
                                            *
V   120,000             *            *
                  *          *                  *    *                                                                   $11.50   P
O            *
    100,000                                                    *                                                    *             R
L                                                                          *        *
                                                                                                                                  I
U    80,000                                                                              *        *        *             $11.00
                                                                                                                                  C
M
     60,000                                                                                                                       E
E                                                                                                                        $10.50

     40,000

                                                                                                                         $10.00
     20,000

                                                                                                                          $9.50

          O-------------------------------------------------------------------------------------------------------------- $9.00

       12/8/95  1/5/96  2/2/96  3/1/96  3/29/96  4/26/96  5/24/96  6/21/96  7/19/96  8/16/96  9/13/96  10/11/96  11/8/96  12/6/96

                                                     ====== Volume   ----- Closing Price


            Price / Volume Analysis for SunSource, L.P. Class A Units

                           December 7, 1995 - Present
  140,000--------------------------------------------------------------$12.00


V 120,000
                                                               *       $11.50  P
O                       *
  100,000                                                                      R
L              *                                     *
                                            *                                  I
U  80,000                         *                                    $11.00
                                                                               C
M
   60,000                                                                      E
E                                                                      $10.50

   40,000

                                                                       $10.00
   20,000

                                                                        $9.50

        0-------------------------------------------------------------- $9.00

         1/3/97    1/31/97    2/28/97    3/28/97    4/25/97    5/23/97

                        ====== Volume ----- Closing Price


Source: IDD Information Services / Tradeline


Page 5-4

                                                                Project Sprinter
--------------------------------------------------------------------------------
















                                      Tab 6

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of Class B Interests

Value of Class B Limited Partnership Interests:
(In millions, except for per share/unit data; not adjusted for reverse stock split)

      o     Pre-announcement market value:


                                                                                                                     Year Ended
                                                                                                                      12/10/96
                                                                                             12/10/96                High / Low
                                                                                       ---------------------     -------------------
            Class B units outstanding                          21.676
            Market price (as of 12/10/96)                      $4.375        Price                   $4.375          $5.125 / $4.00
                                                      ----------------
                     Total market value                        $94.83

Recent Trading Performance of the Class B Limited Partnership Interests:



                                [GRAPHIC OMITTED]


Source:  IDD Information Services / Tradeline


Page 6-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of Class B Interests

Unlevered DCF Valuation Analysis1: Assuming No Conversion using Terminal Values Based off of 2001 EBITDA



                                                                                                                   Project Sprinter
-----------------------------------------------------------------------------------------------------------------------------------
Analysis of Class B Interests

Unlevered DCF Valuation Analysis: Assuming No Conversion using Terminal Values Based off of 2001 EBITDA

                                                                       Projected
                                          --------------------------------------------------------------------------
                                           1997             1998              1999            2000             2001
                                          ------           ------            ------          ------           ------
           Sales                          $706,080        $766,795          $832,514        $903,735         $981,750
           EBITDA                           46,584          51,487            57,186          63,087           69,486
           EBIT                           $ 40,461        $ 45,332          $ 50,921        $ 56,655         $ 62,866
           Management Fee                   (3,330)         (3,330)           (3,330)         (3,330)          (3,330)
           Income Taxes                        159         (14,528)          (17,121)        (19,981)         (23,198)
                                          --------        --------          --------        --------         --------
              Unlevered Net Income          37,290          27,475            30,470          33,344           36,338
           DD&A                              6,123           6,155             6,265           6,432            6,620
           Capital expenditures             (4,772)         (5,010)           (5,200)         (5,225)          (5,275)
           Investment in Rabbi Trust        (2,000)         (3,000)           (3,000)         (3,000)          (3,000)
           Changes in working capital       (8,218)         (7,155)           (7,732)         (8,027)          (8,995)
                                          --------        --------          --------        --------         --------
              Free Cash Flow               $28,423         $18,465           $20,803         $23,525          $25,687
                                          ========        ========          ========        ========         ========

       Discounted Free
          Cash Flows                             Discounted Terminal Value
----------------------------------               -----------------------------------------------------------------------------------
                                                                                EBITDA exit multiple
   Discount        PV of free                         Discount      ----------------------------------------------------------------
     Rate          cash flows                           Rate            5.5x              6.0x             6.5x             7.0x
--------------   -----------------               -----------------  -----------       ------------     -----------      ------------
       11.5%           $90,258                          11.5%         $211,133          $230,327         $249,521         $268,715
       12.5%            88,465                          12.5%          201,915           220,271          238,627          256,983
       13.5%            86,738                          13.5%          193,175           210,737          228,298          245,859
----------------------------------               -----------------------------------------------------------------------------------
                                                 Total Enterprise Value (TEV)
                                                 -----------------------------------------------------------------------------------
                                                                                EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $301,391          $320,585         $339,779         $358,973
                                                       12.5%           290,380           308,736          327,092          345,448
                                                       13.5%           279,914           297,475          315,036          332,598
                                                 -----------------------------------------------------------------------------------
      Cap Structure AdJ                          Total Equity Value
----------------------------------               -----------------------------------------------------------------------------------
                     Pro forma                                                 EBITDA exit multiple
                      12/31/96                        Discount      ----------------------------------------------------------------
                     ----------                         Rate            5.5x              6.0x             6.5x             7.0x
  Total debt          $77,604                    -----------------  -----------       ------------     -----------      ------------
  Class A's           110,996                          11.5%          $225,453          $244,647         $263,841         $283,035
  MIPS                      0                          12.5%           214,442           232,798          251,154          269,510
  Cash                 (1,666)                         13.5%           203,976           221,537          239,098          256,660
                      --------                   -----------------------------------------------------------------------------------
  Total adj.         $186,934
----------------------------------
                                                 Value to GP (2)
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $4,487              $4,868         $5,250            $5,632
                                                       12.5%           4,267               4,633          4,998             5,368
                                                       13.5%           4,059               4,409          4,758             5,108
                                                 -----------------------------------------------------------------------------------



                                                 Equity Value of Class A and Class B Interests
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%         $220,967           $239,779         $258,590         $277,402
                                                       12.5%          210,175            228,165          246,156          264,146
                                                       13.5%          199,917            217,128          234,340          251,552
                                                 ----------------------------------------------------------------------------------

                                                 Equity Value of Class B Interests
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $109,971         $128,783          $147,595         $166,407
                                                       12.5%            99,179          117,170           135,160          153,151
                                                       13.5%            88,921          106,133           123,345          140,557
                                                 -----------------------------------------------------------------------------------


                                                 Per Share Equity Value of a Class B Interest (3)
                                                 -----------------------------------------------------------------------------------
                                                                               EBITDA exit multiple
                                                      Discount      ----------------------------------------------------------------
                                                        Rate            5.5x              6.0x             6.5x             7.0x
                                                 -----------------  -----------       ------------     -----------      ------------
                                                       11.5%          $20.29            $23.77           $27.24           $30.71
                                                       12.5%           18.30             21.62            24.94            28.26
                                                       13.5%           16.41             19.59            22.76            25.94
                                                 ----------------------------------------------------------------------------------

------------------
(1) Discounted back to 1/1/97, assuming mid-year convention, terminal value adjusted for the effect of the management fee.
(2) Reflects 1.99% of Total Equity Value.
(3) Adjusted for the stock split.
Page 6-2
                                                                          [LOGO]



Page 6-2

                                                                Project Sprinter
--------------------------------------------------------------------------------

















                                      Tab 7

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of General Partner Interest and Management Fee

o The tables below calculate the total potential value attributable to the General Partner Interest and the Management Fee:

Management Fee:
---------------

-----------------------------------          ---------------------------------------          ----------------------------------
                                                           Discount
      Annual Distribution                                    Rate                                           NPV
-----------------------------------          ---------------------------------------          ----------------------------------
                    $3.33                                             9.5%                                       $35.1
                                                                     10.5%                                        31.7
                                                                     11.5%                                        29.0

                                             ---------------------------------------          ----------------------------------
                                                      LTM EBITDA Multiple                                  Value
                                             ---------------------------------------          ----------------------------------
                    $3.33                    Median                   7.1x                                       $23.6
                                             Mean                     7.4x                                        24.6

                                             ---------------------------------------          ----------------------------------
                                                    LTM Net Income Multiple                                Value
                                             ---------------------------------------          ----------------------------------
                   $3.33(1)                  Median                  14.3x                                       $28.6
                                             Mean                    14.3x                                        28.6
1.99% Interest:
---------------                               High                   Low
Enterprise Value                               $359.0                  $279.9
Less:  Net Debt                                  75.9                    75.9                 ----------------------------------
                                         ----------------      -----------------                           Value
                                               $283.1                  $204.0                 ----------------------------------
                                         ================      =================                    High              Low


G.P. 1.99% Interest                                                                                 $5.6              $4.1

o The total potential value attributable to the General Partner's 1.99% interest and management fee ranges from $27.7 MM to $40.7 MM




----------
(1) Note that management fee is tax effected at a 40% tax rate for purposes of this valuation.

Page 7-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Analysis of General Partner Interest and Management Fee

Shares to be Received for the 1.99% G.P. Interest and the Management Fee (Share Amounts in Thousands, adjusted for the reverse stock split)



                Potential Value of 1.99% G.P. Interest and Management Fee ($MM)
             -------------------------------------------------------------------
                      $25.0             $30.0            $35.0            $40.0
             --------------     -------------     ------------     -------------
 S    $3.00           2,083             2,500            2,917            3,333
 h    $3.50           1,786             2,143            2,500            2,857
 a    $4.00           1,563             1,875            2,188            2,500
 r           -------------------------------------------------------------------
 e    $4.50           1,389             1,667            1,944            2,222
      $5.00           1,250             1,500            1,750            2,000
 P    $5.50           1,136             1,364            1,591            1,818
 r    $6.00           1,042             1,250            1,458            1,667
 i    $6.50             962             1,154            1,346            1,538
 c           -------------------------------------------------------------------
 e    $7.00             893             1,071            1,250            1,429
      $7.50             833             1,000            1,167            1,333
      $8.00             781               938            1,094            1,250




o In determining the amount of value to be given for the General Partner Interest and Management Fee, the following factors, among others, were considered:

      =     the accelerated timing of the receipt of the consideration by the
            General Partner
      =     the illiquidity of the management contract
      =     the potential elimination of the management fee in the event of: (a)
            a liquidation or sale of the Partnership, or (b) removal of the
            General Partner by a vote of 80% of the unaffiliated partners
      =     the subordination of the management fee to the Class A distributions
      =     the services provided by the General Partner


o Utilizing the range of values of the Common Stock of the Company post-conversion described in Tab 4, the 1.0 million shares given for General Partner Interest and Management Fee have an implied value of $20 million to $28 million


Page 7-2

                                                                Project Sprinter
--------------------------------------------------------------------------------
















                                   Appendix A

                                                                Project Sprinter
--------------------------------------------------------------------------------

                                                                    EXHIBIT A


                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)



                                    Stock Price                                   Equity Market Value(1)/
                                    -----------                   ------------------------------------------------------
                                      vs. LTM        Equity              Net Income               After-Tax Cash Flow
                        Price at    ------------     Market       ------------------------     -------------------------
        Company         6/16/97     High     Low     Value(1)     LTM      1997E     1998E     LTM        1997E    1998E
        -------         -------     ----     ---     --------     ---      -----     -----     ---        -----    -----
Industrial Distribution
 Companies
------------------------
Barnes Group, Inc.       $27.25     (3.1%)   76.7%     $554      15.1x     14.0x     13.2x     8.6x       8.3x      8.0x
BMC West Corp.           $13.38    (26.7%)   30.5%     $158      13.9X     11.8x      9.6x     7.2x       6.6x      5.9x
Applied Industrial
 Technologies, Inc.(5)   $36.00     (1.4%)   40.5%     $447      17.3x     16.9x     13.4x    11.8x      10.8x      9.3x
Cameron Ashley Building
 Products, Inc.          $14.75     (6.3%)   51.3%     $142      10.9x      9.3x      8.1x     7.3x       6.6x      6.0x
Hughes Supply, Inc.      $39.50    (11.5%)   29.5%     $465      12.9x     11.6x     10.4x     9.0x       8.8x      8.1x
Lawson Products, Inc.    $26.50     (1.4%)   26.2%     $295      14.7x     14.3x     13.6x    12.2x      12.3x     11.7x
NCH Corporation          $62.75     (4.6%)   17.0%     $495      13.6x     13.9x     13.0x    10.3x      10.6x     10.1x
Rexel Inc.               $18.38     (9.8%)   40.0%     $490      16.2x     13.8x     12.0x    12.2x      10.8x      9.7x
                                                  -----------------------------------------------------------------------
                                                  Mean:          14.3x     13.2x     11.7x     9.8x       9.4x      8.6x
                                                  Median:        14.3x     13.9x     12.5x     9.7x       9.7x      8.7x
                                                  High:          17.3x     16.9x     13.6x    12.2x      12.3x     11.7x
                                                  Low:           10.9x      9.3x      8.1x     7.2x       6.6x      5.9x
                                                  -----------------------------------------------------------------------

RESTUBBED TABLE



                                        Enterprise Value(2)/
                                     -------------------------
                                               EBITDA
                         Enterprise  -------------------------
        Company            Value(2)  LTM       1997E     1998E
        -------            --------  ---       -----     -----
Industrial Distribution
 Companies
------------------------
Barnes Group, Inc.         $613      7.0x      6.6x      6.3x
BMC West Corp.             $249      6.8x      6.1x      5.4x
Applied Industrial
 Technologies, Inc.(5)     $520      8.2x      8.1x      6.9x
Cameron Ashley Building
 Products, Inc.            $218      7.0x      6.2x      5.6x
Hughes Supply, Inc.        $686      9.2x      8.0x      7.4x
Lawson Products, Inc.      $268      7.2x      7.2x      6.9x
NCH Corporation            $408      5.5x      5.4x      5.1x
Rexel Inc.                 $548      8.4x      7.0x      6.3x
                           -----------------------------------
                                     7.4x      6.8x      6.2x
                                     7.1x      6.8x      6.3x
                                     9.2x      8.1x      7.4x
                                     5.5x      5.4x      5.1x
                           -----------------------------------

----------
 *  Denotes an unaccounted for transaction.
(1) Equity Market Value = Total Shares Outstanding (calculated by the treasury method) * Current Common Stock Price.
(2) Enterprise Value = Equity Market Value + Market Value of Preferred + Total Debt (principal amount) + Minority Interest - Unrestricted Cash and Marketable Securities.
(3) Latest Twelve Months as of 3/31/97.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

Page A-1

                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)

                                                       Total Debt/                               LTM
                              S&P Senior            Capitalization       Total Deb/   LTM       EBITDA-             Dividend Payout
                              Unsecured     Total ---------------------     LTM      EBITDA     Capex/   Dividend  ---------------
                  Company   Credit Rating   Debt   Book(1)   Market(2)    EBITDA   Interest   Interest     Yield    EPS      ATCF(3)
                  -------   -------------   ----  --------   ----------   ------   --------   --------     -----    ---      -------
Industrial Distribution
 Companies
Barnes Group, Inc.              NR/NR       $ 81  32.5%       12.7%       0.9x       17.5x    17.5x      6.6%      97.1%    55.2%
Applied Industrial
 Technologies, Inc.(5)          NR/NR       $ 98  40.1%       38.2%       2.7x        3.8x     3.8x       NA         NM       NM
Bearings, Inc.                  NR/NR       $ 89  31.0%       16.7%       1.4x        9.9x     9.9x      1.6%      26.9%    18.4%
Cameron Ashley Building
 Products, Inc.                 NR/NR       $ 79  44.9%       35.8%       2.6x        7.3x     7.3x       NA         NM       NM
Hughes Supply, Inc.             NR/NR       $227  44.9%       32.8%       3.1x        5.5x     5.5x      0.9%      11.1%     7.8%
Lawson Products, Inc.           NR/NR       $  0   NM           NM         NM          NM       NM       2.0%      28.8%    23.9%
NCH Corporation                 NR/NR       $  6   1.9%        1.1%       0.lx         NM       NM       1.9%      47.8%    36.0%
Rexel Inc.                      NR/NR       $ 77  27.2%       13.6%       1.2x       11.7x    11.7x      N/A         NM       NM

                                   ------------------------------------------------------------------------------------------------
                                    Mean:         31.8%       21.6%       1.7x        9.3x     9.3x      2.6%      42.3%    28.3%
                                    Median:       32.5%       16.7%       1.4x        8.6x     8.6x      1.9%      28.8%    23.9%
                                    High:         44.9%       38.2%       3.1x       17.5x    17.5x      6.6%      97.1%    55.2%
                                    Low:           1.9%        1.1%       0.1x        3.8x     3.8x      0.9%      11.1%     7.8%
                                   ------------------------------------------------------------------------------------------------

----------
 *  Denotes an unaccounted for transaction.
(1) Book Capitalization = Total Debt + Common Book Equity + Preferred (at liquidation preference) + Minority Interest.
(2) Market Capitalization = Total Debt + Common Equity Market Value + Preferred Market Value + Minority Interest.
(3) ATCF = After Tax Cash Flow.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

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
                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)




                                           Equity Market                                                            LTM Return
                                     SB       Value/       5 Year CAGR(2)   5 Year EPS     LTM Return  LTM Return   on Average
                         Ticker  Research    Tangible      ---------------   Projected     on Average  on Average    Invested
        Company          Symbol   Rating   Book Value(1)   EBITDA    EPS    Growth Rate      Equity      Assets     Capital(3)
        -------          ------   ------   -------------   ------    ---    -----------      ------      ------     ----------

Industrial Distribution
  Companies
Barnes Group, Inc.        B          NR       3.7x          14.7%    14.6%        NA          23.8%        9.3%       27.0%
BMC West Corp.            BMCW       NR       1.3x          31.3%      NM         NA           8.8%        1.9%       16.1%
Applied Industrial
  Technologies, Inc.(5)   APZ        NR       2.2x          25.7%    45.8%      17.3%         13.5%        6.4%       23.9%
Cameron Ashley Building
  Products, Inc.          CABP       NR       1.5x          31.1%    18.1%        NA          13.8%        6.1%       21.7%
Hughes Supply, Inc.       HUG        2H       2.5x          58.2%    54.5%      12.5%         14.5%        6.0%       16.1%
Lawson Products, Inc.     LAWS       NR       2.3X           7.0%    11.2%       5.0%         14.1%       12.1%       27.9%
NCH Corporation           NCH        NR       1.7x          (1.4%)   (2.1%)      7.3%         11.6%        6.7%       19.1%
Rexel Inc.                RXL        NR       4.1x            NM       NM         NA          15.6%        7.0%       22.2%
                              ---------------------------------------------------------------------------------------------
                              Mean:           2.4x          23.8%    23.7%      10.5%         14.5%        6.9%       21.8%
                              Median:         2.3x          25.7%    16.4%       9.9%         14.0%        6.5%       22.0%
                              High:           4.1x          58.2%    54.5%      17.3%         23.8%       12.1%       27.9%
                              Low:            1.3x          (1.4%)   (2.1%)      5.0%          8.8%        1.9%       16.1%
                              ---------------------------------------------------------------------------------------------


----------
 *  Denotes an unaccounted for transaction.
(1) Tangible Book Value = Common Equity Book Value - Goodwill.
(2) CAGR = Compounded Annual Growth Rate.
(3) Invested Capital = Total Debt + Common Equity Book Value + Preferred Book Value + Minority Interest + Deferred Income Tax Liability.
(4) Excludes outliers.
(5) Formerly Bearings Inc.

Page A-3

                                                                Project Sprinter
--------------------------------------------------------------------------------
Comparison of Selected Industrial Distribution Companies
(Dollars in millions, except for per share amounts)


                                                                       Operating                     LTM(1)Data
                                    LTM(1)  LTM(1)     LTM(1)  LTM(1)   Expenses   ------------------------------------------------
                                   Gross    EBITDA      EBIT    Net     as a % of            Gross
                                   Margin   Margin     Margin   Margin   Sales     Revenues  Profit    EBITDA    EBIT    EBT   NIAC
                                   ------   ------     ------   ------   -----     --------  ------    ------    ----    ---   ----
Industrial Distribution
 Companies
Barnes Group, Inc.                  39.7%    14.5%     10.1%    6.0%     25.2%      $603.0   $239.2     $87.4   $60.9  $58.0   $36.0
Applied Industrial
 Technologies, Inc. (5)             22.3%     5.1%      3.6%    1.5%     17.2%       717.2    159.8      36.6    26.1   17.4    10.7
Bearings, Inc.                      27.3%     5.5%      4.3%    2.2%     21.8%     1,149.9    314.5      63.3    49.9   43.9    25.7
Cameron Ashley Building
 Products, Inc.                     20.8%     4.9%      3.9%    2.0%     15.9%       625.5    130.3      30.9    24.4   20.2    12.5
Hughes Supply, Inc.                 20.8%     4.9%      3.9%    2.1%     15.9%     1,516.1    315.9      74.2    59.3   51.7    32.5
Lawson Products, Inc.               66.5%    14.4%     12.8%    8.0%     52.1%       259.9    172.7      37.3    33.2   35.0    20.7
NCH Corporation                     49.4%     9.6%      7.6%    4.5%     39.8%       769.0    380.2      73.9    58.4   58.5    34.5
Rexel Inc.                          20.7%     5.5%      4.8%    2.5%     15.2%     1,183.5    245.3      65.2    56.9   51.8    29.5
                           --------------------------------------------------------------------------------------------------------
                           Mean:    33.4%     8.1%      6.4%    3.6%     25.4%      $853.0   $244.7     $58.6   $46.1  $42.1   $25.3
                           Median:  24.8%     5.5%      4.6%    2.4%     19.5%       743.1    242.2      64.3    53.4   47.8    27.6
                           High:    66.5%    14.5%     12.8%    8.0%     52.1%     1,516.1    380.2      87.4    60.9   58.5    36.0
                           Low:     20.7%     4.9%      3.6%    1.5%     15.2%       259.9    130.3      30.9    24.4   17.4    10.7
                           --------------------------------------------------------------------------------------------------------


----------
1) Latest Twelve Months as of 3/31/97.


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